Washington Federal, Inc.
Fact Sheet
March 31, 2019
($ in Thousands)

					Exhibit 99.2

	As of 09/18		As of 12/18		As of 03/19
Loan Loss Reserve - Total	$136,507		$137,415		$139,336
General and Specific Allowance	129,257		131,165		133,086
Commitments Reserve	7,250		6,250		6,250
Allowance and Reserve as a % of Gross Loans	1.06%		1.06%		1.05%

	09/18 QTR	09/18 YTD	12/18 QTR	12/18 YTD	03/19 QTR	03/19 YTD
Loan Originations - Total	$965,518	$3,833,994	$1,044,766	$1,044,766	$999,605	$2,044,371
Single-Family Residential	159,972	621,431	130,605	130,605	102,907	233,512
Construction	232,404	1,068,443	257,222	257,222	388,502	645,724
Construction - Custom	144,214	523,951	110,585	110,585	88,103	198,688
Land - Acquisition & Development	17,370	85,208	41,773	41,773	25,315	67,088
Land - Consumer Lot Loans	7,637	33,820	8,777	8,777	5,660	14,437
Multi-Family	88,634	272,046	46,408	46,408	62,746	109,154
Commercial Real Estate	47,064	274,242	127,659	127,659	53,938	181,597
Commercial & Industrial	245,997	869,337	291,572	291,572	241,766	533,338
HELOC	21,584	82,508	29,493	29,493	24,255	53,748
Consumer	642	3,008	672	672	6,413	7,085

Purchased Loans (including acquisitions)	$—	$143,605	$—	$—	$—	$—

Net Loan Fee and Discount Accretion	$3,050	$15,199	$2,850	$2,850	$3,161	$6,011

Repayments
Loans	$842,182	$3,335,896	$871,794	$871,794	$772,907	$1,644,701
MBS	77,803	338,038	69,503	69,503	63,251	132,754

MBS Premium Amortization	$1,997	$8,508	$1,500	$1,500	$1,332	$2,832

Efficiency
Operating Expenses/Average Assets	1.77%	1.69%	1.79%	1.79%	1.66%	1.72%
Efficiency Ratio (%)	52.94%	50.37%	51.88%	51.88%	51.15%	51.52%
Amortization of Intangibles	$510	$2,206	$510	$510	$510	$1,020

EOP Numbers
Shares Issued and Outstanding	82,710,911		81,123,582		80,435,217

Share repurchase information
Remaining shares authorized for repurchase	2,032,598		292,406		9,593,701
Shares repurchased	823,167	4,868,357	1,740,192	1,740,192	698,705	2,438,897
Average share repurchase price	$33.17	$33.74	$28.12	$28.12	$29.65	$28.56

Washington Federal, Inc.
Fact Sheet
March 31, 2019
($ in Thousands)

Tangible Common Book Value	As of 09/18		As of 12/18		As of 03/19
$ Amount	$1,685,622		$1,672,313		$1,694,014
Per Share	20.38		20.61		21.06

# of Employees	1,877		1,910		1,921

Investments
Available-for-sale:
Agency MBS	$899,502		$1,005,037		$1,029,937
Other	415,455		446,303		515,669
	$1,314,957		$1,451,340		$1,545,606
Held-to-maturity:
Agency MBS	$1,625,420		$1,586,815		$1,553,683
	$1,625,420		$1,586,815		$1,553,683

	As of 09/18		As of 12/18		As of 03/19
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,798,966	45.1%	$5,844,963	44.9%	$5,861,404	44.3%
Construction	1,890,668	14.7	1,841,674	14.1	1,980,274	15.0
Construction - Custom	624,479	4.9	607,071	4.7	586,515	4.4
Land - Acquisition & Development	155,204	1.2	181,323	1.4	194,739	1.5
Land - Consumer Lot Loans	102,036	0.8	100,563	0.8	97,152	0.7
Multi-Family	1,385,125	10.8	1,405,172	10.8	1,423,723	10.8
Commercial Real Estate	1,452,168	11.3	1,526,887	11.7	1,570,502	11.9
Commercial & Industrial	1,140,874	8.9	1,213,738	9.3	1,230,888	9.3
HELOC	130,852	1.0	136,856	1.1	139,203	1.1
Consumer	173,306	1.3	162,221	1.2	156,002	1.2
	12,853,678	100%	13,020,468	100%	13,240,402	100%
Less:
ALL	129,257		131,165		133,086
Loans in Process	1,195,506		1,138,308		1,162,787
Net Deferred Fees, Costs and Discounts	51,834		50,756		49,693
Sub-Total	1,376,597		1,320,229		1,345,566
	$11,477,081		$11,700,239		$11,894,836

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,741,936	50.0%	$5,790,114	49.5%	$5,806,890	48.8%
Construction	1,023,914	8.9	1,008,587	8.6	1,099,142	9.2
Construction - Custom	284,832	2.5	295,329	2.5	303,228	2.5
Land - Acquisition & Development	114,956	1.0	135,772	1.2	142,081	1.2
Land - Consumer Lot Loans	99,332	0.9	97,905	0.8	94,592	0.8
Multi-Family	1,371,187	11.9	1,391,787	11.9	1,410,964	11.9
Commercial Real Estate	1,434,460	12.5	1,508,225	12.9	1,552,160	13.0
Commercial & Industrial	1,107,571	9.7	1,178,727	10.1	1,195,695	10.1
HELOC	129,544	1.1	135,258	1.2	137,599	1.2
Consumer	169,349	1.5	158,535	1.4	152,485	1.3
	$11,477,081	100%	$11,700,239	100%	$11,894,836	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2019
($ in Thousands)

	As of 09/30/18			As of 12/31/18			As of 03/31/19
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,967,219	52.4%	80	$6,106,095	52.8%	80	$6,160,538	52.6%	80
Idaho	801,473	7.0	24	804,721	7.0	24	824,158	7.0	24
Oregon	1,835,782	16.1	46	1,841,280	15.9	46	1,871,498	16.0	46
Utah	266,934	2.3	10	270,681	2.3	10	268,112	2.3	10
Nevada	340,204	3.0	11	345,744	3.0	11	352,307	3.0	11
Texas	100,360	0.9	6	100,517	0.9	6	100,204	0.9	6
Arizona	1,205,696	10.6	31	1,216,157	10.5	31	1,243,075	10.6	31
New Mexico	869,478	7.6	27	876,497	7.6	27	902,471	7.7	27
Total	$11,387,146	100%	235	$11,561,692	100%	235	$11,722,363	100%	235

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,401,226	12.3%		$1,409,236	12.2%		$1,409,633	12.0%
NOW (interest)	1,778,520	15.6		1,881,740	16.3		1,916,866	16.4
Savings	836,501	7.3		807,608	7.0		805,065	6.9
Money Market	2,566,096	22.5		2,645,762	22.9		2,651,434	22.6
Time Deposits	4,804,803	42.2		4,817,346	41.7		4,939,365	42.1
Total	$11,387,146	100%		$11,561,692	100%		$11,722,363	100%

Deposits greater than $250,000 - EOP	$3,088,231			$3,285,153			$3,326,620

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$965,279	1.10%		$638,166	1.08%		$683,509	1.46%
From 4 to 6 months	623,970	1.05%		672,184	1.45%		914,679	1.65%
From 7 to 9 months	441,633	1.34%		730,877	1.68%		954,509	1.87%
From 10 to 12 months	685,872	1.62%		929,006	1.85%		732,802	2.02%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$27,643	49.6%		$24,748	48.1%		$24,474	50.0%
Construction	2,427	4.4		1,380	2.7		1,282	2.6
Construction - Custom	—	—		—	—		—	—
Land - Acquisition & Development	920	1.7		438	0.9		242	0.5
Land - Consumer Lot Loans	787	1.4		785	1.5		579	1.2
Multi-Family	—	—		—	—		—	—
Commercial Real Estate	8,971	16.1		9,478	18.4		9,162	18.7
Commercial & Industrial	14,394	25.8		13,995	27.2		12,366	25.3
HELOC	523	0.9		599	1.2		812	1.7
Consumer	21	—		27	0.1		24	—
Total non-accrual loans	55,686	100%		51,450	100%		48,941	100%
Real Estate Owned	11,298			8,171			7,522
Other Property Owned	3,109			3,109			3,109
Total non-performing assets	$70,093			$62,730			$59,572

Non-accrual loans as % of total net loans	0.49%			0.44%			0.41%
Non-performing assets as % of total assets	0.44%			0.39%			0.36%

Washington Federal, Inc.
Fact Sheet
March 31, 2019
($ in Thousands)

	As of 09/30/18		As of 12/31/18		As of 03/31/19
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$139,797	89.1%	$133,808	89.4%	$126,265	89.8%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	107	0.1	103	0.1	99	0.1
Land - Consumer Lot Loans	4,916	3.1	4,601	3.1	4,489	3.2
Multi-Family	448	0.3	435	0.3	419	0.3
Commercial Real Estate	6,254	4.0	5,552	3.7	4,942	3.5
Commercial & Industrial	4,290	2.7	4,159	2.8	3,360	2.4
HELOC	976	0.6	968	0.6	960	0.7
Consumer	70	—	67	—	65	—
Total restructured loans	$156,858	100%	$149,693	100%	$140,599	100%

Restructured loans were as follows:
Performing	$150,667	96.1%	$143,768	96.0%	$136,233	96.9%
Non-performing (a)	6,191	3.9	5,925	4.0	4,366	3.1
Total restructured loans	$156,858	100%	$149,693	100%	$140,599	100%
(a) Included in "Total non-accrual loans" above

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(49)	—%	$(205)	(0.01)%	$(160)	(0.01)%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(6,944)	(17.90)	(1,782)	(3.93)	(1,300)	(2.67)
Land - Consumer Lot Loans	—	—	(193)	(0.77)	48	0.20
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(97)	(0.03)	(186)	(0.05)	(244)	(0.06)
Commercial & Industrial	30	0.01	146	0.05	261	0.08
HELOC	596	1.82	885	2.59	157	0.45
Consumer	(42)	(0.10)	(73)	(0.18)	67	0.17
Total net charge-offs (recoveries)	$(6,506)	(0.20)%	$(1,408)	(0.04)%	$(1,171)	(0.04)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
NPV post 200 bps shock (c)		12.9%		10.6%		11.5%
Change in NII after 200 bps shock (c)		(1.9)%		(2.6)%		(3.0)%
(c) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
March 31, 2019
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2019
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2018			December 31, 2018			March 31, 2019
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,361,886	$133,226	4.65%	$11,542,621	$137,065	4.71%	$11,824,247	$141,061	4.84%
Mortgage-backed securities	2,512,555	17,819	2.81	2,592,535	19,192	2.94	2,573,669	19,343	3.05
Cash & investments	612,575	4,439	2.87	579,580	4,752	3.25	727,540	5,523	3.08
FHLB & FRB Stock	124,838	1,668	5.30	132,305	1,613	4.84	138,646	1,655	4.84

Total interest-earning assets	14,611,854	157,152	4.27%	14,847,041	162,622	4.35%	15,264,102	167,582	4.45%
Other assets	1,161,389			1,167,575			1,156,071
Total assets	$15,773,243			$16,014,616			$16,420,173

Liabilities and Equity
Customer accounts	$11,356,934	22,553	0.79%	$11,436,685	26,579	0.92%	$11,602,579	29,666	1.04%
FHLB advances	2,271,196	15,348	2.68	2,457,880	16,891	2.73	2,616,389	17,846	2.77

Total interest-bearing liabilities	13,628,130	37,901	1.10%	13,894,565	43,470	1.24%	14,218,968	47,512	1.36%
Other liabilities	142,180			129,396			196,926
Total liabilities	13,770,310			14,023,961			14,415,894
Stockholders’ equity	2,002,933			1,990,655			2,004,279
Total liabilities and equity	$15,773,243			$16,014,616			$16,420,173

Net interest income		$119,251			$119,152			$120,070

Net interest margin (1)			3.26%			3.21%			3.15%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2019
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2019
Single-Family Residential	24,692	237	$5,860,364	45	29	86	160	0.65%	$29,517	0.50%
Construction	687	1,659	1,139,970	—	—	1	1	0.15	1,282	0.11
Construction - Custom	1,147	268	307,405	—	1	—	1	0.09	476	0.15
Land - Acquisition & Development	140	1,090	152,546	1	—	—	1	0.71	152	0.10
Land - Consumer Lot Loans	1,150	84	97,033	4	—	3	7	0.61	755	0.78
Multi-Family	1,150	1,238	1,423,701	1	—	—	1	0.09	1,431	0.10
Commercial Real Estate	983	1,598	1,570,502	3	—	7	10	1.02	4,109	0.26
Commercial & Industrial	1,911	644	1,230,888	14	2	29	45	2.35	9,317	0.76
HELOC	2,932	47	139,203	5	3	12	20	0.68	1,221	0.88
Consumer	4,161	37	156,002	19	9	33	61	1.47	253	0.16
	38,953	310	$12,077,614	92	44	171	307	0.79%	$48,513	0.40%

December 31, 2018
Single-Family Residential	24,795	236	$5,844,383	33	30	94	157	0.63%	$27,150	0.46%
Construction	674	1,554	1,047,229	—	—	1	1	0.15	1,380	0.13
Construction - Custom	1,187	252	299,622	—	—	—	—	—	—	—
Land - Acquisition & Development	149	977	145,635	—	—	1	1	0.67	192	0.13
Land - Consumer Lot Loans	1,177	85	100,440	—	—	5	5	0.42	483	0.48
Multi-Family	1,155	1,217	1,405,149	2	1	—	3	0.26	1,625	0.12
Commercial Real Estate	965	1,582	1,526,887	4	2	6	12	1.24	6,804	0.45
Commercial & Industrial	1,897	640	1,213,738	9	5	28	42	2.21	10,302	0.85
HELOC	2,868	48	136,856	7	5	12	24	0.84	1,368	1.00
Consumer	2,993	54	162,221	23	10	33	66	2.21	275	0.17
	37,860	314	$11,882,160	78	53	180	311	0.82%	$49,579	0.42%

September 30, 2018
Single-Family Residential	24,857	233	$5,798,353	54	18	89	161	0.65%	$30,100	0.52%
Construction	632	1,682	1,062,855	—	—	4	4	0.63	2,427	0.23
Construction - Custom	1,249	232	289,192	—	—	—	—	—	—	—
Land - Acquisition & Development	126	981	123,560	—	1	2	3	2.38	940	0.76
Land - Consumer Lot Loans	1,186	86	101,908	1	1	5	7	0.59	614	0.60
Multi-Family	1,158	1,196	1,385,103	—	—	—	—	—	—	—
Commercial Real Estate	932	1,558	1,452,169	1	2	6	9	0.97	3,223	0.22
Commercial & Industrial	1,886	605	1,140,874	2	1	28	31	1.64	10,038	0.88
HELOC	2,816	46	130,852	9	8	6	23	0.82	1,342	1.03
Consumer	3,150	55	173,306	31	16	31	78	2.48	529	0.31
	37,992	307	$11,658,172	98	47	171	316	0.83%	$49,213	0.42%